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                                                                 EXHIBIT 23


                         [ARTHUR ANDERSEN LETTERHEAD]



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated February 8, 1995, included in this Form 10-K for the year ended December 31, 1994, into the Company's previously filed registration statement on Form S-8 (File No. 33-24043).


                                                  ARTHUR ANDERSEN LLP

                                                  ARTHUR ANDERSEN LLP


Chicago, Illinois,
March 21, 1995